Exhibit 99.1

LETTER OF TRANSMITTAL
With Respect to Tender of
Any and All Outstanding 4.998% Series A Senior Secured Bonds Due 2005
for 4.998% Series A-1 Senior Secured Bonds Due 2005
and
Any and All Outstanding 8.812% Series B Senior Secured Bonds Due 2026
for 8.812% Series B-1 Senior Secured Bonds Due 2026
of
NORTHEAST GENERATION COMPANY

Pursuant to the Prospectus Dated [       ], 2001

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [      ], 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:
THE BANK OF NEW YORK

By Registered or Certified Mail: The Bank of New York Attn: William Buckley 15 Broad Street, 16th Floor New York, New York 10007
Facsimile Transactions:
(Eligible Institutions Only)
The Bank of New York
Reorganization Department
Attn: William Buckley
(212) 235-2261

 Confirm by Telephone:
(212) 235-2352

For Information Call:
	(212) 235-2352	By Hand or Overnight Courier: The Bank of New York Reorganization Department Attn: William Buckley 15 Broad Street, 16th Floor New York, New York 10007

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

    The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus dated  , 2001, of Northeast Generation Company, a Connecticut corporation ("Northeast Generation" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 4.998% Series A-1 Senior Secured Bonds due 2005 (the "Series A-1 Bonds") and its 8.812% Series B-1 Senior Secured Bonds due 2026 (the "Series B-1 Bonds", and collectively with the Series A-1 Bonds, the "Exchange Bonds") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 4.998% Series A Senior Secured Bonds due 2005 (the "Series A Bonds") and its outstanding 8.812% Series B Senior Secured Bonds due 2026 (the "Series B Bonds", and collectively with the Series A Bonds, the "Old Bonds"), respectively. Recipients of the prospectus should read the requirements described in the prospectus with respect to eligibility to participate in the Exchange Offer.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    This Letter of Transmittal is to be used by a holder of Old Bonds:

  •
  if certificates representing tendered Old Bonds are to be forwarded herewith; or

  •
  if a tender is made pursuant to the guaranteed delivery procedures in the section of the prospectus entitled "The Exchange Offer—Procedures for Tendering."

    Holders that are tendering by book-entry transfer to the exchange agent's account at The Depository Trust Corporation ("DTC") can execute the tender through DTC's Automated Tender Order Process ("ATOP") for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the exchange agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

    In order to properly complete this Letter of Transmittal, a holder of Old Bonds must:

  •
  complete the box entitled "Description of Old Bonds Tendered;"

  •
  if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

  •
  sign the Letter of Transmittal by completing the box entitled "Sign Here;" and

  •
  complete the Substitute Form W-9.

    Each holder of Old Bonds should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

    Holders of Old Bonds who desire to tender their Old Bonds for exchange and whose Old Bonds are not immediately available or who cannot deliver their Old Bonds, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Bonds pursuant to the guaranteed delivery procedures set forth in the section of prospectus entitled "The Exchange Offer—Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Old Bonds must be properly tendered prior to the Expiration Date.

    Holders of Old Bonds who wish to tender their Old Bonds for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Bonds Tendered," and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Bonds will have tendered for exchange all Old Bonds listed in column (3) below. If the holder of Old Bonds wishes to tender for exchange less than all of such Old Bonds, column (4) must be completed in full. In such case, such holder of Old Bonds should refer to Instruction 5.

    The Exchange Offer may be extended, terminated or amended, as provided in the prospectus. During any such extension of the Exchange Offer, all Old Bonds previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on  , 2002, unless extended by Northeast Generation.

    The undersigned hereby tenders for exchange the Old Bonds described in the box entitled "Description of Old Bonds Tendered" below pursuant to the terms and conditions described in the prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD BONDS TENDERED

(1)	(2)	(3)	(4)
Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)(A)	Principal Amount Tendered for Exchange(B)

Total Principal Amount Tendered

  (A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Bonds indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.

  (B) The minimum permitted tender is $1,000 in principal amount of Old Bonds. All other tenders must be integral multiples of $1,000.

/ /	CHECK HERE IF TENDERED OLD BONDS ARE ENCLOSED HEREWITH.
/ /	CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Deliver
Name of Institution that guaranteed delivery

      Only registered holders are entitled to tender their Old Bonds for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Old Bonds and who wishes to make book-entry delivery of Old Bonds as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Old Bonds for exchange. Persons who are beneficial owners of Old Bonds but are not registered holders and who seek to tender Old Bonds should:

•	contact the registered holder of such Old Bonds and instruct such registered holder to tender on his or her behalf;
•	obtain and include with this Letter of Transmittal, Old Bonds properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"); or
•	effect a record transfer of such Old Bonds from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Bonds prior to the Expiration Date. See the section entitled "The Exchange Offer—Procedures for Tendering" in the prospectus.
/ /	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Northeast Generation for exchange the Old Bonds indicated above. Subject to, and effective upon, acceptance for purchase of the Old Bonds tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to Northeast Generation all right, title and interest in and to all such Old Bonds tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of Northeast Generation) with respect to such Old Bonds, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  •
  deliver certificates representing such Old Bonds, or transfer ownership of such Old Bonds on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to Northeast Generation;

  •
  present and deliver such Old Bonds for transfer on the books of Northeast Generation; and

  •
  receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Bonds, all in accordance with the terms of the Exchange Offer.

    The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Bonds and to acquire Exchange Bonds issuable upon the exchange of such tendered Old Bonds, and that, when the same are accepted for exchange, Northeast Generation will acquire good and unencumbered title to the tendered Old Bonds, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Northeast Generation to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Bonds or transfer ownership of such Old Bonds on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Bonds by Northeast Generation and the issuance of Exchange Bonds in exchange therefor shall constitute performance in full by Northeast Generation of its obligations under the Registration Rights Agreement.

    By tendering, each holder of Old Bonds represents that

  •
  the holder is acquiring any Exchange Bonds received in the Exchange Offer in the ordinary course of such holder's business;

  •
  the holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Bonds in violation of the Securities Act;

  •
  the holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of Northeast Generation;

  •
  if the holder is not a broker-dealer, the holder is not engaged in, and does not intend to engage in, the distribution of the Exchange Bonds; and

  •
  if the holder is a broker-dealer, the holder will receive the Exchange Bonds in exchange for bonds that the holder acquired as a result of the holder's market-making or other trading activities, for the holder's own account and the holder will deliver a prospectus in connection with any resale of the Exchange Bonds the holder receives; provided, however, that by so acknowledging and by delivering a prospectus in connection with the resale of Exchange Bonds, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    If the holder is a broker-dealer registered under the Securities Exchange Act of 1934 or is participating in the Exchange Offer for the purpose of distributing the Exchange Bonds, the holder acknowledges that: (a) the holder must deliver a prospectus complying with the requirements of the

Securities Act in connection with any secondary resale transaction of the Exchange Bonds acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no action letters (see the section of the Prospectus entitled "The Exchange Offer—Effect of the Exchange Offer"); and (b) a secondary resale transaction and any resales of Exchange Bonds obtained by the holder in exchange for the Old Bonds acquired by the holder directly from the Company must be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Securities and Exchange Commission.

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Bonds properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

    The Exchange Offer is subject to certain conditions, each of which may be waived or modified by Northeast Generation, in whole or in part, at any time and from time to time, as described in the prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions Northeast Generation may not be required to accept for exchange, or to issue Exchange Bonds in exchange for, any of the Old Bonds properly tendered hereby. In such event, the tendered Old Bonds not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

    Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Old Bonds not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Old Bonds Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Old Bonds not tendered or not accepted for exchange (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under "Description of Old Bonds Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Bonds issued in exchange for the Old Bonds accepted for exchange in the name(s) of, and return any Old Bonds not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Bonds, please credit the account maintained at DTC with any Old Bonds not tendered or not accepted for exchange. The undersigned recognizes that Northeast Generation does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Bonds from the name of the holder thereof if Northeast Generation does not accept for exchange any of the Old Bonds so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Bonds.

  SPECIAL PAYMENT INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if (i) Exchange Bonds issued for Old Bonds, certificates for Old Bonds in a principal amount not exchanged for Exchange Bonds, or Old Bonds (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Bonds tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue to:

Name:	(Please Print)
Address:

(include zip code)
(Taxpayer Identification or Social Security Number)

      Credit Old Bonds not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the Exchange Bonds issued for Old Bonds, certificates for Old Bonds in a principal amount not exchanged for Exchange Bonds, or Old Bonds (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail to:

Name	(Please Print)
Address

(include zip code)
(Taxpayer Identification or Social Security Number)

  SIGN HERE TO TENDER YOUR OLD BONDS IN THE EXCHANGE OFFER

Signature(s) of holders of Old Bonds
Dated:

  (Must be signed by the registered holder(s) of Old Bonds exactly as name(s) appear(s) on certificate(s) representing the Old Bonds or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)

Name(s)
(Please Type or Print)
Address

(Include Zip Code)
Area Code and Telephone Number: ( )
Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)
(If required — see Instructions 1 and 6)

Authorized Signature
Name (Please Type or Print)
Title
Name of Firm

Address (Include Zip Code)
Area Code and Telephone Number: ( )
Tax Identification or Social Security No.:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

    1. Guarantee of Signatures.  Signatures on this Letter of Transmittal need not be guaranteed if the Old Bonds tendered hereby are tendered:

  •
  by the registered holder(s) of Old Bonds thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

  •
  to the account of a firm that is an Eligible Institution.

    In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Bonds but are not the registered holder(s) and who seek to tender Old Bonds for exchange should:

  •
  contact the registered holder(s) of such Old Bonds and instruct such registered holder(s) to tender on such beneficial owner's behalf;

  •
  obtain and include with this Letter of Transmittal, Old Bonds properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

  •
  effect a record transfer of such Old Bonds from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Bonds for exchange prior to the Expiration Date. See Instruction 6.

    2. Delivery of this Letter of Transmittal and Certificates for Old Bonds or Book-Entry Confirmations; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Bonds are to be forwarded herewith. All physically delivered Old Bonds, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimiles thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

    The method of delivery of this Letter of Transmittal, Old Bonds and all other required documents to the exchange agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the exchange agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. This Letter of Transmittal and Old Bonds tendered for exchange should be sent only to the exchange agent, not to Northeast Generation.

    A holder who desires to tender Old Bonds for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Bonds are not immediately available must comply with the guaranteed delivery procedures described below.

    If holders desire to tender Old Bonds for exchange pursuant to the Exchange Offer and:

  •
  certificates representing such Old Bonds are not lost but are not immediately available,

  •
  time will not permit this Letter of Transmittal, certificates representing Old Bonds or other required documents to reach the exchange agent prior to the Expiration Date, or

  •
  the procedures for book-entry transfer cannot be completed prior to the Expiration Date,

    such holder may effect a tender of Old Bonds for exchange in accordance with the guaranteed delivery procedures described below.

    Pursuant to the guaranteed delivery procedures:

  •
  the tender must be made through an Eligible Institution;

  •
  prior to the Expiration Date, the exchange agent must receive, by facsimile transmission, mail or hand delivery from the Eligible Institution, a properly completed and duly executed notice of guaranteed delivery that:

  (1)
  sets forth the name and address of the holder of Old Bonds and the amount of Old Bonds being tendered;

  (2)
  states that the tender is being made by notice of guaranteed delivery; and

  (3)
  guarantees that the Eligible Institution will deposit with the exchange agent, within three New York Stock Exchange trading days after date of the execution of the notice of guaranteed delivery, a properly completed and duly executed Letter of Transmittal and the certificates for all physically tendered bonds (in proper form for transfer) or a book-entry confirmation of transfer into the exchange agent's account at DTC (in the case of all other bonds being tendered), as well as all other documents required by the Letter of Transmittal.

  •
  the exchange agent must receive the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and the Old Bonds being tendered or confirmation of a book-entry transfer into the exchange agent's account at DTC, together with an agent's message and all other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the Expiration Date.

    All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Bonds for exchange.

    3. Inadequate Space.  If the space provided in the box entitled "Description of Old Bonds Tendered" above is inadequate, the certificate numbers and principal amounts of Old Bonds tendered should be listed on a separate signed schedule affixed hereto.

    4. Withdrawal of Tenders.  A tender of Old Bonds may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the exchange agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

  •
  specify the name of the person having tendered the Old Bonds to be withdrawn (the "Depositor");

  •
  identify the Old Bonds to be withdrawn (including the certificate number or numbers and principal amount of such Old Bonds);

  •
  specify the principal amount of Old Bonds to be withdrawn;

  •
  include a statement that such holder is withdrawing his election to have such Old Bonds exchanged;

  •
  be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Bonds were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee for the Old Bonds register the transfer of such Old Bonds into the name of the person withdrawing the tender; and

  •
  specify the name in which any such Old Bonds are to be registered, if different from that of the Depositor.

    The exchange agent will return the properly withdrawn Old Bonds promptly following receipt of notice of withdrawal. If Old Bonds have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by Northeast Generation and such determination will be final and binding on all parties.

    Any Old Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Bonds which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Bonds tendered by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Bonds will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Bonds may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the prospectus at any time prior to the Expiration Date.

    5. Partial Tenders (Not Applicable to Holders of Old Bonds Who Tender by Book-Entry Transfer).  Tenders of Old Bonds will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Bonds, fill in the principal amount of Old Bonds which are tendered for exchange in column (4) of the box entitled "Description of Old Bonds Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Bonds, will be sent to the holders of Old Bonds unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

    6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.  If this Letter of Transmittal is signed by the holder(s) of the Old Bonds tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Old Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

    If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Northeast Generation of its authority so to act must be submitted, unless waived by Northeast Generation.

    If this Letter of Transmittal is signed by the holder(s) of the Old Bonds listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Bonds not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Bonds, the certificates representing such Old Bonds must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Old Bonds appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    7. Transfer Taxes.  The holder will be required to pay brokerage commissions or fees and transfer taxes with respect to the exchange of Old Bonds. Northeast Generation will not pay or cause to be paid any transfer taxes applicable to the exchange of Old Bonds.

    8. Special Issuance and Delivery Instructions.  If the Exchange Bonds are to be issued or if any Old Bonds not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Bonds tendering Old Bonds by book-entry transfer may request that Old Bonds not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

    9. Irregularities.  All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Bonds will be determined by Northeast Generation, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Northeast Generation reserves the absolute right to reject any or all tenders of Old Bonds that are not in proper form or the acceptance of which would, in Northeast Generation's opinion, be unlawful. Northeast Generation also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Bonds. Northeast Generation's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Bonds must be cured within such time as Northeast Generation determines, unless waived by Northeast Generation. Tenders of Old Bonds shall not be deemed to have been made until all defects or irregularities have been waived by Northeast Generation or cured. Neither Northeast Generation, the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Bonds, or will incur any liability to registered holders of Old Bonds for failure to give such notice.

    10. Waiver of Conditions.  To the extent permitted by applicable law, Northeast Generation reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer—Conditions to the Exchange Offer" in the prospectus, and accept for exchange any Old Bonds tendered.

    11. Tax Identification Number and Backup Withholding.  Federal income tax law generally requires that a holder of Old Bonds whose tendered Old Bonds are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the exchange agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

  •
  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

  •
  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. NOTE: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If Old Bonds are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

    12. Mutilated, Lost, Stolen or Destroyed Old Bonds.  Any holder of Old Bonds whose Old Bonds have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

    13. Requests for Assistance or Additional Copies.  Requests for assistance or for additional copies of the prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

    IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Bonds and all other required documents, with any required signature guarantees and all other required documents must be received by the exchange agent prior to the Expiration Date.

PAYOR'S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor's Recruits for Taxpayer Identification Number ("TIN") and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN Social Security Number or Employer Identification Number

Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)

Part 3 — CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING
Signature	Date

    You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

Signature	Date
NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.